Exhibit 99.1

NCTX

INVESTOR PRESENTATION · NON-CONFIDENTIAL · OCTOBER 6, 2026

Activating the body's master metabolic switch

One pathway. Multiple metabolic disorders.
Exclusive rights to eXoZymes' breakthrough cell-free NCT biomanufacturing technology.

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IMPORTANT INFORMATION

Disclaimer

Forward-looking statements

This presentation contains forward-looking statements, including statements about development timelines, manufacturing scale-up, regulatory pathways, human studies, product launch, sales projections and market opportunity. They are based on current expectations and are subject to risks and uncertainties that could cause actual results to differ materially, including those described in eXoZymes Inc.'s filings with the U.S. Securities and Exchange Commission.

Key risk factors

- NCTX is an early-stage company with no revenue
- Dependence on Curia and on a successful tech transfer
- GRAS may not be obtained, and the pathway is under FDA rulemaking
- The need for additional capital

Regulatory

Statements about NCT have not been evaluated by the Food and Drug Administration. NCT is not intended to diagnose, treat, cure, or prevent any disease. Pre-clinical findings are from animal models and may not translate to humans.

No offer

This presentation is for informational purposes only and does not constitute an offer to sell, or a solicitation of an offer to buy, any securities.

INVESTMENT HIGHLIGHTS

Why NCTX, why now

01	A validated, undrugged target	NCT is the first potent activator of HNF4α, which has resisted 30 years of drug discovery.
02	Early human data	Two randomized, placebo-controlled trials met their primary endpoints.
03	The supply problem, solved	99.6% purity, 35× more productive than conventional methods. Commercial scale-up through Curia.
04	Capital-light growth	A CMO-led path to DTC growth without CAPEX investment

THE METABOLIC HEALTH CRISIS

A global epidemic is exploding

Obesity

1.2B

people affected, doubled since 1990

Diabetes

800M+

people affected, one of the fastest-growing chronic diseases

Fatty liver disease

2.5B

people with NAFLD, projected to double by 2040

⚠ Interconnected disorders, yet treatments still rely on people making and sustaining a lifestyle change.

· Sources: WHO 2025; IDF Diabetes Atlas 2025; World Obesity Atlas 2025; CDC/NHANES 2025; global NAFLD reviews 2025; Zhou et al.

NCTX

UNDERSTANDING THE ROOT CAUSE

An energy crisis inside every cell



HEALTHY

Mitochondria at full power

Engines that turn fuel into energy

OVERLOADED

Lifestyle overload

- Poor diet
- Stress
- Inactivity

DYSFUNCTIONAL

Metabolism stalls

Cell function and fat burning slow

ADDRESSING THE ROOT CAUSE

HNF4α

The mitochondria master control switch

Regulates thousands of genes central to liver, pancreas and gut function.

THE TARGET

Well studied, yet untapped

An orphan nuclear receptor with no approved therapy to date. Human genetic studies over three decades associate reduced HNF4α activity with MODY1 diabetes, fatty liver disease (MASLD/MASH) and IBD, and preclinical studies suggest that restoring its activity can improve liver health.

OUR QUEST

Activate a previously undeveloped pathway

THE PRIZE

A potential blockbuster supplement

GROUNDBREAKING DISCOVERY

NCT: the first potent HNF4α activator

NCT


HO
HO
O
N
H
OH

N-trans-caffeoyltyramine: a naturally occurring, selective HNF4α agonist

→

HNF4α

activates the master switch

→

- Increases mitochondrial mass and performance
- Clears fat build-up, reduces liver fat
- Repairs the gut barrier

ONE PATHWAY, FOUR AREAS FOR WELLNESS SUPPORT*

Obesity | Fatty liver disease | Mitochondrial dysfunction | Gut barrier breakdown

*Not evaluated by the FDA. NCT is not intended to diagnose, treat, cure, or prevent any disease. Source: Lee, Veeriah & Levine, Cell Death Dis 12:603 (2021).

NCT PRE-CLINICAL TESTING

Metabolic results without diet restriction


NC
HFD
HFD+NCT

Illustration based on the study photo. Mice on normal chow (NC), a high-fat diet (HFD) and HFD + NCT; red boxes highlight the difference in liver condition: less fat and a healthier liver with NCT.

30–40% less weight gain
Same high-fat diet, equal calories

Mitochondrial surge
More mitochondrial mass, better respiration

Liver fat clearance
Reversed steatosis; lower IL-6 and TNFα

Gut barrier support
Restored Paneth-cell and barrier markers

NCTX

HUMAN AND ANIMAL DATA

Early human and safety evidence is published

n = 126

Prediabetes

Primary endpoint met · 4 weeks

Fasting glucose fell further than placebo; fasting insulin and post-meal glucose also improved. (Gulati et al., 2025)

n = 29

IBS-D

Primary endpoint met · 3 weeks

Gut permeability fell significantly vs placebo; symptom scores improved; no adverse events. (Melo et al., 2025)

992 mg/day

Estimated safe dose

To be submitted for GRAS

Derived from the NOAEL in published 90-day toxicology (Int J Toxicol, 2025).

Randomized, double-blind, placebo-controlled studies run by third parties with 120 mg/day of an encapsulated formulation of a synthetic NCT/NFT blend.

Using an uncertainty factor approach per 21 CFR 170.22, assuming a 70 kg adult.

THE NCT BOTTLENECK

The promise of NCT has been locked away

<15 ppm

- Nearly absent in nature: trace amounts only
- Existing sources are a mix of less potent analogs
- Conventional chemistry is cost-prohibitive



Our patent-pending process cracks the scale barrier



100 L
Run by Cayman Chemical

535 g
High-purity NCT produced

99.6%
Final purity

99%
Feedstock converted to product

Simple process design One-pot enzyme cascade, lower capital needs **Better ROI**

SINCE THE PILOT RUN

From working to worth doing



35x more productive than conventional methods

+67%
more NCT from every liter of reactor volume compared to pilot run

5x
faster reaction: ~80% less time in the tank

✓
moved onto commercially relevant unit operations

NCTX


curia
eXoZymes Taps Curia to Scale Cell-Free NCT Manufacturing

MANUFACTURING PARTNER · SEPTEMBER 2026

Curia selected to take NCT to commercial scale

20	3,000+	35 yrs
manufacturing sites	employees	in operation

One partner for the full process: enzyme fermentation in León, Spain, and the cell-free reaction and purification in Rozzano, Italy.

Tech transfer begins Q4 2026, building the roadmap for larger-scale production in 2027.

ASSET-LIGHT · NO NEW CAPEX


SUPPLEMENT
SUPPLEMENT
WELLNESS
PHARMA
PUOFORNOT
SUPPLEMENT

NOW

Nutraceuticals

$100B+ accessible market*



RIGHT OF FIRST OFFER

Pharmaceuticals

eXoZymes continues research on drug-focused NCT analogs

*Global dietary supplements market of $209.5B in 2025 (Grand View Research, Mar 2026); ~$200B by 2025 (Nutrition Business Journal).



NCTX NUTRACEUTICAL PRODUCT CONCEPT

Pure Metabolic Amplifier

Target Claims (to be further supported with planned human use studies)

Supports healthy fat metabolism*

Boosts the body's fatty acid metabolism. Complementary to GLP-1s.

Promotes liver and gut balance*

Supports healthy liver function and intestinal barrier integrity.

Enhances energy and endurance*

Supports cellular energy production for sustained physical and mental performance.

*Not evaluated by the FDA. Not intended to diagnose, treat, cure, or prevent any disease.

NCTX

THE PREMIUM CATEGORY

Science-led supplements earn premium prices

RETAIL PRICE PER DAILY DOSE


IM8 Daily Ultimate Longevity
$4.97
Mitopure (Timeline)
$4.17
Pendulum Metabolic Daily
$2.00
Tru Niagen
$1.90
Seed DS-01
$1.67

EXIT PROOF POINT · P&G + THORNE, 2026

$3.8B

Premium, science-backed brand: 2025 revenue above $500M, ~5.6× its 2023 take-private value.

EXIT PROOF POINT · SANOFI + QUNOL, 2023

~$1.4B

A pharma buyer takes the #1 healthy-aging brand, built on CoQ10, a mitochondrial energy molecule.

16 · Listed retail prices, single order, 30-day supply; directional (subscriptions typically 20–30% lower). Qunol price as reported by S&P Capital IQ; terms not disclosed. Sources: P&G, CNBC (Aug 2026); Sanofi (Jul 2023).

REGULATORY AND CLINICAL PATH

A staged path to launch and premium claims

Claims unlock in tiers as evidence matures: structure/function only, with no disease claims at any stage.

1

GRAS

Independent expert-panel safety affirmation, built on published toxicology, to support market entry.

→

2

Single-dose human PK

IND-exempt study in healthy adults to confirm absorption and set the dose for future trials.

→

3

Formulation and claims studies

Absorption-enhancing formulations and targeted studies to substantiate premium claims.

Note: FDA is actively reviewing the self-affirmed GRAS pathway. A proposed rule (Federal Register, Aug 11, 2026) would require FDA notification of future GRAS determinations; our regulatory path may change if the rule is finalized.

NCTX

A DTC speedboat, then scale through partners

LAUNCH · DTC

Own the HNF4α story

- Science-led storytelling
- Influencers and early adopters
- AI-targeted segments

→

PARALLEL · FORMULATORS

Grow through partners

- Formulator relationships
- Offtake agreements
- Volume without new brands

→

SCALE · RETAIL

Earn the shelf

- Invest in growth rate
- Prove sales velocity
- Regional, then national

LEARN FROM PARTNERS

AI customer connection | Digital marketplace | Influencers

MOMENTUM

Milestones delivered, and what comes next

DELIVERED

Jul 2025	Gram-scale NCT at >99% purity, five months from concept
Jan 2026	100 L pilot run by an external partner: 535 g at 99.6% purity
Aug 2026	~10× productivity gain over the pilot process
Sep 2026	Curia selected as commercial-scale manufacturing partner

NEXT

Q4 2026	Tech transfer to Curia completed
Q4 2026	Market launch partner announced
Q1 2027	Single-dose human PK study
Q2 2027	GRAS
Q4 2027	DTC commercial launch, on larger-scale Curia production

NCTX

GET IN TOUCH

Let's talk.

We'd like to hear from you.

Damien Perriman
Chief Commercial Officer, eXoZymes
damien.p@exozymes.com · exozymes.com

Larry Dillaha
Executive-in-Residence, eXoZymes
larry.d@exozymes.com

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